UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 28, 2011

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Baker Highway, Huntsville, TN	37756
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(423) 663-9457

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Annual Report on Form 10-K for the year ended April 30, 2011 (the “2011 10-K”)

On July 30, 2011, the Audit Committee of the Board of Directors of Miller Energy Resources, Inc. determined that our consolidated balance sheet at April 30, 2011, and our consolidated statements of operations, stockholders’ equity and cash flows for the year then ended, as well as the report of KPMG LLP dated July 29, 2011 on such statements, all as included in our 2011 10-K, should not be relied upon. The 2011 10-K was filed with the SEC on July 29, 2011 prior to KPMG LLP completing its review of the annual report and issuing their independent accountants’ report on the financial statements, as well as the consent to the use of their report filed as Exhibit 23.3.

We expect to file an amended Annual Report on Form 10-K/A for the year ended April 30, 2011 (the “Amended 2011 10-K”) as soon as possible. We expect that the audited financial statements which will appear in the Amended 2011 10-K will contain revisions from those which appeared in the 2011 10-K to include corrections to errors in such financial statements, including a revised consolidated statements of cash flows. We do not expect any material changes to our consolidated balance sheet at April 30, 2011 or our consolidated statements of operations for the year ended April 30, 2011 in the Amended 2011 Form 10-K from that which appeared in the 2011 10-K.

Quarterly Reports on Form 10-Q for the periods ended January 31, 2011, October 31, 2010 and July 31, 2010

On July 28, 2011, the Audit Committee of the Board of Directors of Miller Energy Resources, Inc. determined that our unaudited consolidated balance sheets at January 31, 2011, October 31, 2010 and July 31, 2010 and our unaudited consolidated statements of operations and cash flows for the quarterly and year to date periods then ended, could no longer be relied upon as a result of errors in those financial statements. We failed to properly classify royalty expense, failed to properly record sufficient compensation expense on equity awards, did not properly calculate the liability for our derivative instruments, and did not properly consolidate an entity we control.

Our unaudited consolidated balance sheets at January 31, 2011, October 31, 2010 and July 31, 2010 and our unaudited consolidated statements of operations and cash flows for the quarterly and year to date periods then ended were restated in our 2011 10-K as filed on July 29, 2011, and will be included in our Amended 2011 10-K to be filed as discussed above. The misstatements described herein, which led to this restatement, resulted from a material weakness that existed at the date of management’s most recently issued report on internal control over financial reporting.

The Audit Committee of our Board of Directors has discussed the matters disclosed in this filing with KPMG LLP, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.
Date: August 1, 2011	By:	/s/ Paul W. Boyd
Paul W. Boyd, Chief Financial Officer